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                                                                    EXHIBIT 23.6

            CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS



         As independent petroleum engineers, we hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-78265) of Santa Fe Snyder Corporation of our report in Santa Fe Energy Resources, Inc.'s Annual Report on form 10-K/A for the year ended December 31, 1998.




                                     /s/ Ryder Scott Company Petroleum Engineers
                                     -------------------------------------------
                                     RYDER SCOTT COMPANY
                                     PETROLEUM ENGINEERS



Houston, Texas
May 11, 1999